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EXHIBIT 10.2
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                      FORM OF INCENTIVE STOCK OPTION GRANT
                      ------------------------------------

                             FOR EXECUTIVE OFFICERS
                             ----------------------

         THIS INCENTIVE STOCK OPTION is granted as of                      (the
"Effective Date") by TOLL BROTHERS, INC., a Delaware corporation (the "Company") under the Toll Brothers, Inc. Stock Incentive Plan (1998) (the "Plan"), to
                 (the "Optionee").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         1. Grant. As of the Effective Date, the Company granted to the Optionee an option (the "Option") to purchase on the terms and conditions hereinafter set
forth all or any part of an aggregate of                          shares of the
Company's Common Stock, par value $0.01 per share, (the "Option Shares"), at the
purchase price of $         per share (the "Option Price"). The Optionee shall
have the cumulative right to exercise the Option, and the Option is only exercisable, with respect to the following number of Option Shares on or after the following dates:


Number of Option Shares
that may be purchased on                                                                    Total
or after           ,                                                                     Option Shares
------------------------                                                                 -------------

                      200X                 200X               200X                200X
                      ----                 ----               ----                ----









The Committee may, in its sole discretion, accelerate the date on which the Optionee may purchase Option Shares.

         2. Term. The Option granted hereunder shall expire in all events at
5:00 p.m. (local Philadelphia, Pennsylvania time) on                  , 201X,
unless sooner terminated as provided in Subparagraphs (a), (b), (c), (d),
(e) or (f) below.

                    (a) Voluntary Termination or Dismissal for Cause. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall immediately terminate upon termination of the Optionee's employment with the Company and its Affiliates (as defined below) if
(i) Optionee voluntarily terminates his or her employment with the Company and its Affiliates or (ii) the Optionee is dismissed from employment with the Company and the Committee (as defined below) finds, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee was dismissed for Cause (as defined below). In addition to the immediate termination of the Option, if the Optionee is found by the Committee


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to have been dismissed for Cause, the Optionee shall automatically forfeit all
Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price for such Option Shares. As if the date of such termination, the provisions of Paragraph 6 below shall not apply.

                  (b) Dismissal Without Cause. The Option shall terminate two
(2) weeks after the Optionee's employment with the Company and its Affiliates is terminated by reason of dismissal without Cause. During such two-week period the Optionee may purchase any remaining Option Shares which could have been purchased on the date Optionee's employment terminated, but may not purchase any Option Shares which would otherwise first become purchasable during such two-week period. As of the date of termination, the provisions of Paragraph 6 shall not apply.

                  (c) Disability or Death. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option shall terminate one (1) year after the Optionee's employment with the Company and/or its Affiliates is terminated by reason of the Optionee's Disability or by death. During such one year period the Optionee (or, as applicable, the Optionee's heirs or legal representative) may purchase any remaining Option Shares which could have been purchased on the date Optionee's employment terminated, but may not purchase any Option Shares which would otherwise become purchasable during such one year period. The provisions of Paragraph 6 below shall not apply with respect to Option Shares of any Optionee (or Option Shares acquired by the Optionee's heirs or legal represenatives) whose service with the Company terminated by reason of the Optionee's Disability or death.

                  (d) Change in Accounting Treatment. If the Committee finds that a change in the financial accounting treatment for options granted under the Plan from that in effect on March 5, 1998, when the Plan was adopted, adversely affects the Company or, in the determination of the Committee, may adversely affect the Company in the foreseeable future, the Committee may, in its discretion, set an accelerated termination date for the Option. In such event, the Committee may take whatever other action, including acceleration of any exercise provisions, it deems necessary.

                  (e) Change in Control. In the event of a Change in Control (as defined in the Plan), the Option shall become immediately exercisable in full. In addition, in such event the Committee may accelerate the termination date of the Option to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. Upon the giving of any such acceleration notice, the Option shall become immediately exercisable in full.

                  (f) Definitions. For purposes of this Option: (i) the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 425(e) or (f) of the Code; (ii) the term "Cause" shall mean a breach by the Optionee of his or her employment or service contract with the Company or an Affiliate, or an act by the Optionee involving any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service or a disclosure of trade secrets of the Company or an Affiliate; (iii) the term "Committee" shall refer to the Committee designated to

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administer the Plan; and (iv) the term Disability shall means any condition that constitutes a "disability" as that term is defined in section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

         3. General Rules. To the extent otherwise exercisable, this Option may be exercised in whole or in part except that (a) any partial exercise of this Option must be for a round lot of 100 Option Shares or a whole number multiple thereof and (b) this Option may in no event be exercised (i) with respect to fractional shares or (ii) after the expiration of the Option term for any reason under Paragraph 2 hereof.

         4. Transfers. The Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event the Option may be exercised by the heirs or legal representatives of the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

         5. Method of Exercise and Payment.

                  (a) Method of Exercise. When exercisable under Paragraphs 1, 2 and 3, the Option may be exercised by written notice, pursuant to Paragraph 9, to the Committee specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then-current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act") and current registrations under all applicable state securities laws, containing the Optionee's acknowledgement, in form and substance satisfactory to the Company, that the Optionee (a) is purchasing such Option Shares for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and (c) has been advised and understands that such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased. Such exercise shall be effective upon the actual receipt by the Committee of such written notice and payment. For these purposes, the Optionee shall be deemed to have made the payment required for exercise of the Option at such time as it is determined that satisfactory arrangements have been made to ensure payment of all amounts as are required to be paid by Optionee in connection with the exercise of the Option.

                  (b) Medium of Payment. An Optionee may pay for Option Shares, and the amount of any tax withholding required under Paragraph 5(c) below, (i) in cash, (ii) by certified check payable to the order of the Company, (iii) by


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means of arranging through a broker designated by the Company to have the broker remit sufficient proceeds from the sale of such shares, (iv) by a combination of the foregoing, or by such other method as the Committee may determine to be appropriate from time to time. Furthermore, subject to the restrictions described below, payment of the Option Price of the Option Shares being purchased may be made all or in part in shares of the Common Stock of the Company held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall (1) deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the product of the Option Price and the number of Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates or (2) attest to his ownership of shares of Common Stock having a fair market value on the date of exercise at least equal to the exercise price of the options being exercised. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                  (c) Withholding. In addition to payment of the Option Price for the Option Shares being purchased, as a condition to the issuance of Option Shares and the delivery of any certificate for such Option shares, the Optionee shall be required to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements arising in connection with the exercise of the Option. If the Company for any reason does not require the Optionee to make a payment sufficient to satisfy such withholding requirements, any tax withholding payments made by the Company or any Affiliate to any federal, state or local tax authority with respect to the exercise of the Option shall constitute a personal obligation of the Optionee to the Company, payable upon demand or, at the option of the Company, by deduction from future compensation payable to the Optionee. In addition, at the request of the Optionee, with consent of the committee (which may be unreasonably withheld), or to the extent it is determined by the Committee to be necessary or appropriate in connection with any applicable federal, state or local tax withholding obligations, the Company may withhold a portion of the Option Shares that would otherwise be issuable to the Optionee on the exercise of the Option. In such event, the portion of the withholding obligation thus satisfied shall be equal to the fair market value of the Option Shares so withheld determined as of the date the Option is exercised.

         6. Sale of Option Shares. Option Shares may be sold or otherwise disposed of by the Optionee (i) beginning three years after the Effective Date, or (ii) an earlier date requested by the Optionee and approved by the Committee, in its sole discretion.

         7. Adjustments on Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of

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issued shares of Common Stock of the Company as a result of a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Committee so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares still subject to the Option and the Option Price thereof prior to such change. For purposes of this Paragraph no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock.

         8. Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.

         9. Administration. The Option has been granted pursuant to, and is subject to the terms and provisions of, the Plan. All questions of interpretation and application of the Plan and the Option shall be determined by the Committee, and such determination shall be final, binding and conclusive. The Option shall be treated as an incentive stock option (as such term is defined in section 422(b) of the Code) for federal income tax purposes and shall be interpreted consistent with such intent.

         10. Notices. Any notice to be given to the Company shall be addressed to the Committee at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

         11. Employment. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Optionee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time for any reason whatsoever.

         12. Notice of Disposition. As a condition to the grant of this Option, Optionee agrees to provide written notice to the Company if Optionee sells, transfers or otherwise disposes of any Option Shares on or prior to the later of
(a) the date which is two years after the date this Option was granted or (b) the date which is one year after the date the Company transferred the Option

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Shares to Optionee. The written notice of exercise described in Paragraph 5(a)
shall contain a representation that Optionee shall provide written notice to the Company if the Option Shares acquired upon such exercise are sold, transferred or otherwise disposed of within the period described in this Paragraph 12.

         IN WITNESS WHEREOF, the Company has granted this Option as of the day and year first above written.

                                         TOLL BROTHERS, INC.


                                   By:   __________________________



(Corporate Seal)


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                       ADDENDUM TO INCENTIVE STOCK OPTION

          SPECIAL RULES APPLICABLE TO CONTINUATION OF OPTION FOLLOWING
                  OPTIONEE'S RETIREMENT, DEATH OR DISABILITY.

         This addendum, applicable to the Option granted to                    ,
the Optionee, as of                       , and effective as of the Effective
Date, for the purpose of providing for continued exercisability and vesting of the Option in certain circumstances (set forth below under the heading "Continuation of Option") has been provided with respect to the Option in connection with and as consideration for Optionee's agreement not to engage in certain activities following his or her termination of employment with the Company (as set forth below under the heading "Non-Competition Provisions"). Optionee also acknowledges that under certain circumstances, not exercising this Option during the period in which the Optionee is employed by the Company or during certain limited periods after termination of such employment will cause the Option to be treated for federal income tax purposes as no longer meeting the requirements applicable to an "incentive stock option" under Section 422 of the Code. In recognition of these mutual agreements as set forth herein, and intending to be legally bound, the Company and the Optionee hereby agree as follows:

CONTINUATION OF OPTION

         Notwithstanding the provisions of Paragraph 2 of this Option, if the Optionee terminates his or her employment with the Company on or after attainment of age 61 ("Retirement"), or by reason of his or her death or
Disability:

         A. The Optionee shall not be treated as having voluntarily terminated his or her employment with the Company;

         B. The Option shall continue to be exercisable and to vest pursuant to the provisions of this Addendum and;

         C. The Option shall continue in effect following the death, Disability or Retirement of the Optionee, and shall continue to vest and be exercisable pursuant to the terms of Paragraphs 1 and 2 of the Option, except that Optionee's termination of employment by reason of death, Disability or Retirement shall not be taken into account.

         The provisions of Paragraph 2, other than Paragraphs 2(a), (b) and (c) shall continue to apply.

NON-COMPETITION PROVISIONS

         In order to induce the Company to agree to the terms of this Stock Option Grant, as modified by this Addendum, Optionee agrees that Optionee shall not, except upon a waiver by the Committee in writing of these requirements, at any time after Optionee's Disability or Retirement engage directly or indirectly, as a proprietor, equity holder, investor (except as a passive investor holding not more than ten percent (10%) of the outstanding capital stock of a publicly held company), lender, partner, director, officer, employee, consultant or representative or in any other capacity in the "Home Building Business". As used herein, the term "Home Building Business" shall mean any

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business involved in the acquisition, development or improvement of any real estate for potential residential use or the purchase, construction, development, marketing or sale of single or multi-family residential units or any other business which competes with the Company in the determination of the Committee.

         This Option shall immediately terminate upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached terms of this Addendum. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the amount paid for such Option Shares.

                                           Acknowledged by


                                           __________________________
                                           PLEASE SIGN AND RETURN